UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2005

MOBILITY ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-30907 (Commission File Number)	86-0843914 (IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

(480) 596-0061
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On March 31, 2005, Mobility Electronics, Inc. (“Mobility”), RadioShack Corporation (“RadioShack”) and Motorola, Inc. (“Motorola”) entered into several agreements to restructure their existing strategic relationship. The material agreements include a Strategic Partners Investment Agreement among the parties (the “Investment Agreement”) pursuant to which Motorola and RadioShack each purchased 689,656 shares of Mobility’s common stock at a price of $7.25 per share, for a total aggregate issuance by Mobility of 1,379,312 shares of its common stock and total aggregate proceeds to Mobility of $10 million; two warrants to each of RadioShack and Motorola which provide each with the right to purchase up to an additional 1,190,476 shares of Mobility’s common stock at a price of $8.40 per share upon the achievement of certain performance results by Mobility (collectively, the “Warrants”), providing for a potential aggregate issuance by Mobility of an additional 2,380,952 shares of its common stock; and separate Sales Representative Agreements by and between Mobility and each of Motorola and RadioShack (the “Sales Representative Agreements”), pursuant to which the parties will engage in the sale of power products for low power mobile electronic devices.

     The foregoing descriptions of the Investment Agreement, the Warrants, and the Sales Representative Agreements are qualified in their entirety by reference to the terms of such agreements which are attached hereto as Exhibits 4.1 through 4.5, 10.1 and 10.2.

Item 3.02. Unregistered Sales of Equity Securities.

     The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the Investment Agreement and the Warrants and the issuance of unregistered shares of Mobility’s common stock is incorporated into this Item 3.02. This issuance was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

     Pursuant to the Investment Agreement, Mobility issued 689,656 shares of common stock, par value $0.01 per share to each of RadioShack and Motorola at a price of $7.25 per share, for a total aggregate issuance by Mobility of 1,379,312 shares of common stock and total aggregate proceeds to Mobility of $10 million.

     Pursuant to the terms of the $25 Million Threshold Warrant to Purchase Shares of Common Stock (the “First Warrant”), Motorola and RadioShack will each have the opportunity to purchase an additional 595,238 shares of Mobility’s common stock at a price per share of $8.40 if Mobility’s division for sales of power products for low power mobile electronic devices (the “iTip Division”) achieves earnings before interest and taxes (EBIT) of $25 million or more in any of the calendar years 2005, 2006, or 2007. Pursuant to the terms of the $50 Million Threshold Warrant to Purchase Shares of Common Stock (the “Second Warrant”), Motorola and RadioShack will each have the opportunity to purchase an additional 595,238 shares of Mobility’s common stock at a price per share of $8.40 if Mobility’s iTip Division achieves EBIT of $50 million or more in any of the calendar years 2005 through 2009. Pursuant to the terms of both Warrants, at Mobility’s option following the first anniversary of the closing date, it may require RadioShack and Motorola to exercise or lose the Warrants at any time if Mobility’s stock price is $16.80 or higher for twenty consecutive trading days.

     Mobility also agreed to prepare and file a registration statement registering for resale the shares issued to Motorola and RadioShack, and to use its best efforts to cause the registration statement to be effective, within one year of the closing date for this transaction.

     The foregoing descriptions of the Investment Agreement and the Warrants are qualified in their entirety by reference to the terms of such agreements which are attached hereto as Exhibits 4.1 through 4.5.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

Exhibit No.	Description

Exhibit 4.1	$25 Million Threshold Warrant to Purchase Shares of Common Stock issued to Motorola, Inc., dated as of March 31, 2005.

Exhibit 4.2	$50 Million Threshold Warrant to Purchase Shares of Common Stock issued to Motorola, Inc., dated as of March 31, 2005.

Exhibit 4.3	$25 Million Threshold Warrant to Purchase Shares of Common Stock issued to RadioShack Corporation, dated as of March 31, 2005.

Exhibit 4.4	$50 Million Threshold Warrant to Purchase Shares of Common Stock issued to RadioShack Corporation, dated as of March 31, 2005.

Exhibit 4.5	Strategic Partners Investment Agreement by and among Mobility Electronics, Inc., RadioShack Corporation and Motorola, Inc., dated as of March 31, 2005.

Exhibit 10.1	Sales Representative Agreement by and between Mobility Electronics, Inc. and Motorola, Inc., dated as of March 31, 2005.*

Exhibit 10.2	Sales Representative Agreement by and between Mobility Electronics, Inc. and RadioShack Corporation, dated as of March 31, 2005.*

Exhibit 99.1	Press release issued on April 4, 2005.

     *Portions of these exhibits have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILITY ELECTRONICS, INC.
Dated: April 5, 2005	By:	/s/ Charles R. Mollo
		Name:	Charles R. Mollo
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	$25 Million Threshold Warrant to Purchase Shares of Common Stock issued to Motorola, Inc., dated as of March 31, 2005.

Exhibit 4.2	$50 Million Threshold Warrant to Purchase Shares of Common Stock issued to Motorola, Inc., dated as of March 31, 2005.

Exhibit 4.3	$25 Million Threshold Warrant to Purchase Shares of Common Stock issued to RadioShack Corporation, dated as of March 31, 2005.

Exhibit 4.4	$50 Million Threshold Warrant to Purchase Shares of Common Stock issued to RadioShack Corporation, dated as of March 31, 2005.

Exhibit 4.5	Strategic Partners Investment Agreement by and among Mobility Electronics, Inc., RadioShack Corporation and Motorola, Inc., dated as of March 31, 2005.

Exhibit 10.1	Sales Representative Agreement by and between Mobility Electronics, Inc. and Motorola, Inc., dated as of March 31, 2005.*

Exhibit 10.2	Sales Representative Agreement by and between Mobility Electronics, Inc. and RadioShack Corporation, dated as of March 31, 2005.*

Exhibit 99.1	Press release issued on April 4, 2005.

     *Portions of these exhibits have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.